                                                                    EXHIBIT 99.7

                                            [LOGO OF BELL ATLANTIC APPEARS HERE]



                                   The new
                                 Bell Atlantic

                                                -----------
                                                August 1997
                                                -----------
                                                Pro Forma Financials

BELL ATLANTIC CORPORATION                                                      2

-----------------------------------------------------------
PRO FORMA COMBINED STATEMENTS OF INCOME - 1994, 1995 & 1996
-----------------------------------------------------------


                                                                      For the years ended December 31,
                                                                      ------------------------------------------------
(Dollars in millions, except per share amounts)      Unaudited             1994              1995               1996
----------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                                                       $11,844.9         $12,115.3          $12,559.1
 Network access services                                                6,684.6           6,952.2            7,112.6
 Long distance services                                                 2,636.7           2,474.3            2,373.6
 Ancillary services                                                     1,227.6           1,450.8            1,738.0
 Directory and information services                                     1,978.6           2,050.8            2,224.3
 Wireless services                                                      1,779.8           2,147.8            2,713.6
 Other services                                                           945.8             735.6              434.0
                                                                      ------------------------------------------------
Total Operating Revenues                                               27,098.0          27,926.8           29,155.2
                                                                      ------------------------------------------------

Operating Expenses
 Employee costs                                                         9,424.0           8,811.3            8,703.9
 Depreciation and amortization                                          5,291.2           5,326.1            5,379.0
 Taxes other than income                                                1,534.0           1,589.3            1,499.9
 Other operating expenses                                               6,326.4           6,782.7            7,493.8
                                                                      ------------------------------------------------
Total Operating Expenses                                               22,575.6          22,509.4           23,076.6
                                                                      ------------------------------------------------

Operating Income                                                        4,522.4           5,417.4            6,078.6
Income (loss) from unconsolidated businesses                               65.9             (22.1)              14.2
Other income and expense, net                                              73.3             404.3              (99.6)
Interest expense                                                        1,230.8           1,264.6            1,082.0
Provision for income taxes                                              1,205.9           1,708.9            1,782.3
                                                                      ------------------------------------------------
Income from Continuing Operations                                       2,224.9           2,826.1            3,128.9

Cumulative effect of change in accounting principle
 Directory publishing, net of tax                                                                              273.1
Extraordinary items
 Discontinuation of regulatory accounting
  principles, net of tax                                               (2,150.0)         (2,919.4)
 Early extinguishment of debt, net of tax                                  (6.7)             (3.5)
                                                                      ------------------------------------------------
Net Income (Loss)                                                     $    68.2         $   (96.8)         $ 3,402.0
                                                                      ================================================

Earnings (Loss) per Share                                             $     .09         $    (.13)         $    4.40
                                                                      ================================================

Weighted average number of common shares outstanding (in millions)        757.9             764.3              773.3

BELL ATLANTIC CORPORATION                                                      3


---------------------------------------------------------------
PRO FORMA COMBINED EARNINGS RECONCILIATIONS - 1994, 1995 & 1996
---------------------------------------------------------------


                                                                  For the years ended December 31,
                                                                  ---------------------------------------------------------------
Unaudited                                                                  1994                 1995                  1996
                                                                  ---------------------------------------------------------------
(Dollars in millions, except per share amounts)                   Net Income   EPS    Net Income    EPS     Net Income    EPS
---------------------------------------------------------------------------------------------------------------------------------
Reported Earnings (Loss)                                           $   68.2  $  .09    $  (96.8)  $ (.13)    $ 3,402.0   $ 4.40
Adjustments:
Discontinuation of regulatory
 accounting principles                                              2,150.0    2.84     2,919.4     3.82
Cumulative effect of change
 in accounting principle                                                                                        (273.1)    (.35)
Early extinguishment of debt                                            6.7     .01         3.5      .01
Force management initiatives                                          552.3     .73       326.8      .43         172.9      .22
Disposition (gains) and losses                                         25.8     .03      (204.0)    (.27)          8.0      .01
Regulatory and other issues                                                               171.8      .22         164.4      .21
                                                                  ---------------------------------------------------------------
Adjusted Earnings                                                  $2,803.0  $ 3.70    $3,120.7   $ 4.08     $ 3,474.2   $ 4.49
                                                                  ===============================================================
Adjusted Earnings Growth                                                                   11.3%    10.3%         11.3%    10.0%


--------------------------------------------------------
Pro Forma Earnings per Share Summary - 1994, 1995 & 1996
--------------------------------------------------------


                                            For the years ended December 31,
                                            ------------------------------------
Unaudited                                       1994          1995         1996
--------------------------------------------------------------------------------
Pre-Merger Adjusted EPS                     $   3.49        $ 3.88     $   4.26
Merger effects                                   .21           .20          .23
                                            ------------------------------------
Post-Merger Adjusted EPS                    $   3.70        $ 4.08     $   4.49
                                            ====================================

BELL ATLANTIC CORPORATION                                                      4


---------------------------------------------------
PRO FORMA COMBINED STATEMENTS OF INCOME - QUARTERLY
---------------------------------------------------


Unaudited                                                          For the three month periods ended
                                                                   -----------------------------------------------------------------
(Dollars in millions, except per share amounts)                     3/31/96    6/30/96    9/30/96    12/31/96    3/31/97    6/30/97
------------------------------------------------------------------------------------------------------------------------------------

Operating Revenues
 Local services                                                    $3,068.1   $3,112.3   $3,151.4    $3,227.3   $3,110.3   $3,342.0
 Network access services                                            1,741.6    1,783.5    1,822.5     1,765.0    1,858.8    1,852.8
 Long distance services                                               644.1      613.7      614.2       501.6      570.0      561.4
 Ancillary services                                                   376.0      447.5      444.9       469.6      455.7      441.2
 Directory and information services                                   525.7      585.9      519.4       593.3      530.9      622.4
 Wireless services                                                    592.4      686.1      709.7       725.4      774.1      823.6
 Other services                                                        96.1      100.4      114.5       123.0      116.7       64.4
                                                                   -----------------------------------------------------------------
Total Operating Revenues                                            7,044.0    7,329.4    7,376.6     7,405.2    7,416.5    7,707.8
                                                                   -----------------------------------------------------------------

Operating Expenses
 Employee costs                                                     2,243.8    2,166.9    2,181.6     2,111.6    2,470.1    2,149.0
 Depreciation and amortization                                      1,340.3    1,356.0    1,331.5     1,351.2    1,371.3    1,363.8
 Taxes other than income                                              363.2      378.5      390.6       367.6      395.0      382.2
 Other operating expenses                                           1,750.5    1,828.8    1,805.7     2,108.8    1,721.6    1,964.9
                                                                   -----------------------------------------------------------------
Total Operating Expenses                                            5,697.8    5,730.2    5,709.4     5,939.2    5,958.0    5,859.9
                                                                   -----------------------------------------------------------------


Operating Income                                                    1,346.2    1,599.2    1,667.2     1,466.0    1,458.5    1,847.9
Income (loss) from unconsolidated businesses                           30.9        6.1       14.9       (37.7)     (34.7)     (80.7)
Other income and expense, net                                          (1.7)     (28.7)     (35.0)      (34.2)       9.6      (16.1)
Interest expense                                                      277.8      268.8      266.4       269.0      329.5      291.1
Provision for income taxes                                            407.6      478.0      508.9       387.8      405.7      563.2
                                                                   -----------------------------------------------------------------
Income from Continuing Operations                                     690.0      829.8      871.8       737.3      698.2      896.8

Cumulative effect of change in
 accounting principle
   Directory publishing, net of tax                                   273.1
                                                                   -----------------------------------------------------------------
Net Income                                                         $  963.1   $  829.8   $  871.8    $  737.3   $  698.2   $  896.8
                                                                   =================================================================
Earnings per Share                                                 $   1.25   $   1.07   $   1.13    $    .95   $    .90   $   1.16
                                                                   =================================================================

Weighted average number of common shares
 outstanding (in millions)                                            771.4      773.7      774.9       775.6      775.8      775.8

BELL ATLANTIC CORPORATION                                                      5


-------------------------------------------------------
PRO FORMA COMBINED QUARTERLY NET INCOME RECONCILIATIONS
-------------------------------------------------------


Unaudited                                                          For the three month periods ended
                                                                   --------------------------------------------------------------
(Dollars in millions, except per share amounts)                     3/31/96    6/30/96   9/30/96   12/31/96   3/31/97    6/30/97
---------------------------------------------------------------------------------------------------------------------------------
Reported Net Income                                                $  963.1   $  829.8  $  871.8  $   737.3  $  698.2   $  896.8
Adjustments:
Changes in accounting principle                                      (273.1)
Force management initiatives                                           66.5       30.1      13.9       62.4     243.6       30.3
Disposition (gains) and losses                                        (45.7)                           53.7
Regulatory and other issues                                           108.3                            56.1
Restructuring CAI Wireless investment                                                                                       30.0
Video-related severance charges                                                                                              7.6
                                                                   --------------------------------------------------------------
Adjusted Net Income                                                $  819.1   $  859.9  $  885.7  $   909.5  $  941.8   $  964.7
                                                                   ==============================================================
Adjusted Net Income Growth                                                                                       15.0%      12.2%


---------------------------------------------------------------
Pro Forma Combined Quarterly Earnings per Share Reconciliations
---------------------------------------------------------------


Unaudited                                                          For the three month periods ended
                                                                   --------------------------------------------------------------
(Dollars in millions, except per share amounts)                     3/31/96    6/30/96   9/30/96   12/31/96   3/31/97    6/30/97
---------------------------------------------------------------------------------------------------------------------------------
Reported Earnings per Share                                        $   1.25   $   1.07  $   1.13  $     .95  $    .90   $   1.16
Adjustments:
Changes in accounting principle                                        (.35)
Force management initiatives                                            .09        .04       .01        .08       .31        .04
Disposition (gains) and losses                                         (.06)                            .07
Regulatory and other issues                                             .14                             .07
Restructuring CAI Wireless investment                                                                                        .04
Video-related severance charges                                                                                              .01
                                                                   --------------------------------------------------------------
Adjusted Earnings per Share                                        $   1.07   $   1.11  $   1.14  $    1.17  $   1.21   $   1.25
                                                                   ==============================================================
Adjusted Earnings per Share Growth                                                                               13.1%      12.6%


----------------------------------------------
Pro Forma Quarterly Earnings per Share Summary
----------------------------------------------


                                                                   For the three month periods ended
                                                                   --------------------------------------------------------------
Unaudited                                                           3/31/96    6/30/96   9/30/96   12/31/96   3/31/97    6/30/97
---------------------------------------------------------------------------------------------------------------------------------
Pre-Merger Adjusted EPS                                            $   1.06   $   1.05  $   1.06  $    1.09  $   1.17   $   1.17
Merger effects                                                          .01        .06       .08        .08       .04        .08
                                                                   --------------------------------------------------------------
Post-Merger Adjusted EPS                                           $   1.07   $   1.11  $   1.14  $    1.17  $   1.21   $   1.25
                                                                   ==============================================================

BELL ATLANTIC CORPORATION                                                      6


--------------------------------------------------------------------
PRO FORMA COMBINED ADJUSTED STATEMENTS OF INCOME - 1994, 1995 & 1996
--------------------------------------------------------------------


                                                                                   For the years ended December 31,
                                                                                   -----------------------------------------
(Dollars in millions, except per share amounts)        Unaudited                        1994            1995           1996
----------------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                                                                    $11,844.9       $12,115.3      $12,559.1
 Network access services                                                             6,684.6         6,952.2        7,245.0 (9)
 Long distance services                                                              2,636.7         2,474.3        2,373.6
 Ancillary services                                                                  1,227.6         1,450.8        1,738.0
 Directory and information services                                                  1,978.6         2,050.8        2,224.3
 Wireless services                                                                   1,779.8         2,147.8        2,713.6
 Other services                                                                        945.8           735.6          434.0
                                                                                   -----------------------------------------
Total Operating Revenues                                                            27,098.0        27,926.8       29,287.6
                                                                                   -----------------------------------------
Operating Expenses
 Employee costs                                                                      8,568.6 (1)     8,297.2 (4)    8,426.8 (10)
 Depreciation and amortization                                                       5,291.2         5,326.1        5,360.5 (11)
 Taxes other than income                                                             1,534.0         1,589.3        1,499.9
 Other operating expenses                                                            6,326.4         6,508.7 (5)    7,336.4 (12)
                                                                                   -----------------------------------------
Total Operating Expenses                                                            21,720.2        21,721.3       22,623.6
                                                                                   -----------------------------------------

Operating Income                                                                     5,377.8         6,205.5        6,664.0
Income (loss) from unconsolidated businesses                                            65.9           (22.1)         (45.4)(13)
Other income and expense, net                                                          112.2 (2)        20.0 (6)      (74.8)(14)
Interest expense                                                                     1,230.8         1,262.8 (7)    1,081.7 (15)
Provision for income taxes                                                           1,522.1 (3)     1,819.9 (8)    1,987.9 (16)
                                                                                   -----------------------------------------
Adjusted Net Income                                                                $ 2,803.0       $ 3,120.7      $ 3,474.2
                                                                                   =========================================
Adjusted Earnings per Share                                                        $    3.70       $    4.08      $    4.49
                                                                                   =========================================
Weighted average number of common shares outstanding (in millions)                     757.9           764.3          773.3

Footnotes:

1994
(1) Excludes $855.4 related to force management initiatives ($693.5 for an enhanced pension offer and $161.9 for an employee severance plan)
(2)  Excludes a $38.9 pre-tax loss on disposition
(3) Excludes a net reduction of $316.2 for the tax effects of items (1) and (2) above

1995
(4) Excludes $514.1 related to force management initiatives (enhanced pension offer)
(5) Excludes $225.8 for regulatory and other issues and $48.2 related to dispositions
(6) Excludes $384.3 pre-tax gain on disposition (sale of conflicted cellular properties)
(7)  Excludes $1.8 for regulatory and other issues
(8) Excludes a net reduction of $111.0 for the tax effects of items (4)-(7) above

1996
(9)  Excludes a $132.4 reduction for regulatory issues
(10) Excludes $277.1 related to force management initiatives ($235.8 for an enhanced pension offer and $41.3 for a benefit plan amendment)
(11) Excludes $ 18.5 related to dispositions
(12) Excludes $110.0 for regulatory and other issues and $47.4 related to dispositions
(13) Excludes a $66.3 pre-tax gain on disposition (Vanstar sale) and $6.7 of charges related to dispositions
(14) Excludes $14.9 of costs for regulatory and other issues and $9.9 of costs related to dispositions
(15) Excludes $.3 related to dispositions
(16) Excludes a net reduction of $205.6 for the tax effects of items (9)-(15) above

BELL ATLANTIC CORPORATION                                                      7


----------------------------------------------------------
PRO FORMA COMBINED ADJUSTED QUARTERLY STATEMENTS OF INCOME
----------------------------------------------------------


Unaudited                                   For the three month periods ended
                                           -------------------------------------------------------------------------------------
(Dollars in millions, except per share
  amounts)                                   3/31/96        6/30/96      9/30/96        12/31/96         3/31/97        6/30/97
--------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                            $ 3,068.1     $  3,112.3    $ 3,151.4       $ 3,227.3       $ 3,110.3      $ 3,342.0
 Network access services                     1,796.6 (1)    1,783.5      1,822.5         1,842.4 (11)    1,858.8        1,852.8
 Long distance services                        644.1          613.7        614.2           501.6           570.0          561.4
 Ancillary services                            376.0          447.5        444.9           469.6           455.7          441.2
 Directory and information services            525.7          585.9        519.4           593.3           530.9          622.4
 Wireless services                             592.4          686.1        709.7           725.4           774.1          823.6
 Other services                                 96.1          100.4        114.5           123.0           116.7           64.4
                                           -------------------------------------------------------------------------------------
Total Operating Revenues                     7,099.0        7,329.4      7,376.6         7,482.6         7,416.5        7,707.8
                                           -------------------------------------------------------------------------------------
Operating Expenses
 Employee costs                              2,136.0 (2)    2,119.7 (7)  2,159.7 (9)     2,011.4 (12)    2,083.3 (19)   2,089.9 (21)
 Depreciation and amortization               1,340.3        1,356.0      1,331.5         1,332.7 (13)    1,371.3        1,363.8
 Taxes other than income                       363.2          378.5        390.6           367.6           395.0          382.2
 Other operating expenses                    1,640.5 (3)    1,828.8      1,805.7         2,061.4 (14)    1,721.6        1,964.9
                                           -------------------------------------------------------------------------------------
Total Operating Expenses                     5,480.0        5,683.0      5,687.5         5,773.1         5,571.2        5,800.8
                                           -------------------------------------------------------------------------------------

Operating Income                             1,619.0        1,646.4      1,689.1         1,709.5         1,845.3        1,907.0
Income (loss) from
 unconsolidated businesses                     (35.4)(4)        6.1         14.9           (31.0)(15)      (34.7)         (50.7)(22)
Other income and expense, net                    0.2 (5)      (28.7)       (35.0)          (11.3)(16)        9.6          (16.1)
Interest expense                               277.8          268.8        266.4           268.7 (17)      329.5          291.1
Provision for income taxes                     486.9 (6)      495.1 (8)    516.9 (10)      489.0 (18)      548.9 (20)     584.4 (23)
                                           -------------------------------------------------------------------------------------
Adjusted Net Income                        $   819.1     $    859.9    $   885.7       $   909.5       $   941.8      $   964.7
                                           =====================================================================================

Adjusted Earnings per Share                $    1.07     $     1.11    $    1.14       $    1.17       $    1.21      $    1.25
                                           =====================================================================================
Weighted average number of common shares
 outstanding (in millions)                     771.4          773.7        774.9           775.6           775.8          775.8

Footnotes:

1st Quarter 1996
(1)  Excludes a $55.0 reduction for regulatory issues
(2) Excludes $107.8 related to force management initiatives (enhanced pension offer)
(3)  Excludes $110.0 for regulatory and other issues
(4)  Excludes a $66.3 pre-tax gain on disposition (Vanstar sale)
(5)  Excludes $1.9 of costs for regulatory and other issues
(6) Excludes a net reduction of $79.3 for the tax effects of items (1)-(5) above

2nd Quarter 1996
(7) Excludes $47.2 related to force management initiatives (enhanced pension offer)
(8)  Excludes a reduction of $17.1 for the tax effects of item (7) above

3rd Quarter 1996
(9) Excludes $21.9 related to force management initiatives (enhanced pension offer)
(10) Excludes a reduction of $8.0 for the tax effects of item (9) above

4th Quarter 1996
(11) Excludes a $77.4 reduction for regulatory issues
(12) Excludes $100.2 related to force management initiatives ($58.9 for an enhanced pension offer and $41.3 for a benefit plan amendment)
(13) Excludes $18.5 related to dispositions
(14) Excludes $47.4 related to dispositions
(15) Excludes $6.7 of charges related to dispositions
(16) Excludes $13.0 of costs for regulatory and other issues and $9.9 of costs related to dispositions
(17) Excludes $.3 related to dispositions
(18) Excludes a net reduction of $101.2 for the tax effects of items
     (11)-(17) above

1st Quarter 1997
(19) Excludes $386.8 related to force management initiatives (enhanced pension offer)
(20) Excludes reduction of $143.2 for the tax effects of item (19) above

2nd Quarter 1997
(21) Excludes $47.4 related to force management initiatives (enhanced pension offer) and $11.7 for video-related severance costs
(22) Excludes a $30.0 charge associated with restructuring our investment in CAI Wireless
(23) Excludes reduction of $21.2 for the tax effects of item (21) above

BELL ATLANTIC CORPORATION                                                      8


----------------------------------------------
PRO FORMA COMBINED STATEMENTS OF INCOME - 1994
----------------------------------------------


                                                                     For the year ended December 31, 1994
                                                                     --------------------------------------------------------------
                                                                     Historical       Historical       Pro Forma         Pro Forma
(Dollars in millions, except per share amounts)        Unaudited          NYNEX    Bell Atlantic     Adjustments          Combined
-----------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                                                       $ 6,605.4        $ 5,239.5        $                $11,844.9
 Network access services                                                3,447.0          3,237.6                           6,684.6
 Long distance services                                                 1,081.2          1,555.5                           2,636.7
 Ancillary services                                                       377.5            850.1                           1,227.6
 Directory and information services                                       894.4          1,084.2                           1,978.6
 Wireless services                                                        720.0          1,059.8                           1,779.8
 Other services                                                           181.1            764.7                             945.8
                                                                     --------------------------------------------------------------
Total Operating Revenues                                               13,306.6         13,791.4                          27,098.0
                                                                     --------------------------------------------------------------
Operating Expenses
 Employee costs                                                         5,152.1          4,333.1           (61.2)(b)       9,424.0
 Depreciation and amortization                                          2,640.6          2,652.1            (1.5)(b)       5,291.2
 Taxes other than income                                                  927.8            606.2                           1,534.0
 Other operating expenses                                               2,868.1          3,426.1            25.1 (c)
                                                                                                             7.1 (d)       6,326.4
                                                                     --------------------------------------------------------------
Total Operating Expenses                                               11,588.6         11,017.5           (30.5)         22,575.6
                                                                     --------------------------------------------------------------
Operating Income                                                        1,718.0          2,773.9            30.5           4,522.4
Income from unconsolidated businesses                                      57.7             41.1           (32.9)(a)          65.9
Other income and expense, net                                              (5.6)            53.9            25.0 (a)          73.3
Interest expense                                                          673.8            582.1           (25.1)(c)       1,230.8
Provision for income taxes                                                303.7            884.9            17.3 (f)       1,205.9
                                                                     --------------------------------------------------------------
Income from Continuing Operations                                         792.6          1,401.9            30.4           2,224.9
Extraordinary items
 Discontinuation of regulatory accounting principles, net of tax                        (2,150.0)                         (2,150.0)
 Early extinguishment of debt, net of tax                                                   (6.7)                             (6.7)
                                                                     --------------------------------------------------------------
Net Income (Loss)                                                     $   792.6        $  (754.8)       $   30.4         $    68.2
                                                                     ==============================================================
Earnings (Loss) per Share                                             $    1.89        $   (1.73)                        $    0.09
                                                                     ==============================================================
Weighted average number of common shares                                  418.8            437.2           (97.2)(g)
 outstanding (in millions)                                                                                   (.9)(h)         757.9

Footnotes:
(a)-(h) See page 19 for explanations


------------------------------------------
Additional Pro Forma Financial Data - 1994
------------------------------------------


Unaudited                                                  (Dollars in millions)
--------------------------------------------------------------------------------
Capital Expenditures                            Employees
 Telecom                         $  4,589        Telecom                130,284
 Domestic Cellular                    559        Other                   12,566 (1)
 Other                                502                             ---------
                                 --------          Total                142,850
   Total                         $  5,650                             =========
                                 ========

Footnotes:

(1) Includes approximately 4,300 employees at Business Systems Services, which was sold in October 1995

BELL ATLANTIC CORPORATION                                                      9


----------------------------------------------
PRO FORMA COMBINED STATEMENTS OF INCOME - 1995
----------------------------------------------


                                                                     For the year ended December 31, 1995
                                                                     ------------------------------------------------------------
                                                                     Historical     Historical      Pro Forma          Pro Forma
(Dollars in millions, except per share amounts)   Unaudited               NYNEX  Bell Atlantic    Adjustments           Combined
---------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                                                       $ 6,722.2      $ 5,419.0       $  (25.9)(a)        $12,115.3
 Network access services                                                3,557.5        3,394.7                             6,952.2
 Long distance services                                                 1,039.2        1,435.1                             2,474.3
 Ancillary services                                                       487.9          962.9                             1,450.8
 Directory and information services                                       943.1        1,107.7                             2,050.8
 Wireless services                                                        399.8          628.0        1,120.0 (a)          2,147.8
 Other services                                                           257.2          482.1           (3.7)(a)            735.6
                                                                      -------------------------------------------------------------
Total Operating Revenues                                               13,406.9       13,429.5        1,090.4             27,926.8
                                                                      -------------------------------------------------------------
Operating Expenses
 Employee costs                                                         4,770.0        4,022.0          141.5 (a)
                                                                                                       (122.2)(b)          8,811.3
 Depreciation and amortization                                          2,566.8        2,627.1          134.4 (a)
                                                                                                         (2.1)(b)
                                                                                                          (.1)(d)          5,326.1
 Taxes other than income                                                  949.6          618.4           21.3 (a)          1,589.3
 Other operating expenses                                               3,065.5        3,101.1          556.7 (a)
                                                                                                         30.3 (c)
                                                                                                         29.1 (d)          6,782.7
                                                                      -------------------------------------------------------------
Total Operating Expenses                                               11,351.9       10,368.6          788.9             22,509.4
                                                                      -------------------------------------------------------------
Operating Income                                                        2,055.0        3,060.9          301.5              5,417.4
Income (loss) from unconsolidated businesses                               86.6          152.5         (261.2)(a)            (22.1)
Other income and expense, net                                              38.6          357.0            8.7 (a)            404.3
Gain on sale of stock by subsidiary                                       264.1                        (264.1)(e)
Interest expense                                                          733.9          561.0          (30.3)(c)          1,264.6
Provision for income taxes                                                640.9        1,147.6            1.0 (a)
                                                                                                        (80.6)(f)          1,708.9
                                                                      -------------------------------------------------------------
Income from Continuing Operations                                       1,069.5        1,861.8         (105.2)             2,826.1
Extraordinary items
 Discontinuation of regulatory accounting principles, net of tax       (2,919.4)                                          (2,919.4)
 Early extinguishment of debt, net of tax                                                 (3.5)                               (3.5)
                                                                      -------------------------------------------------------------
Net Income (Loss)                                                     $(1,849.9)     $ 1,858.3       $ (105.2)           $   (96.8)
                                                                      =============================================================
Earnings (Loss) per Share                                             $   (4.34)     $    4.24                           $   (0.13)
                                                                      =============================================================
Weighted average number of common shares                                  426.5          438.3          (98.9)(g)
 outstanding (in millions)                                                                               (1.6)(h)            764.3

Footnotes:
(a)-(h) See page 19 for explanations


------------------------------------------
Additional Pro Forma Financial Data - 1995
------------------------------------------


Unaudited                                                  (Dollars in millions)
--------------------------------------------------------------------------------
Capital Expenditures                           Employees
 Telecom                     $  4,880           Telecom                 123,631
 Domestic Cellular                708           Other                     9,455
 Other                            681                                  --------
                             --------            Total                  133,086
   Total                     $  6,269                                  ========
                             ========

BELL ATLANTIC CORPORATION                                                     10


----------------------------------------------
PRO FORMA COMBINED STATEMENTS OF INCOME - 1996
----------------------------------------------

                                                                    For the year ended December 31, 1996
                                                                    ----------------------------------------------------------------
                                                                    Historical         Historical       Pro Forma         Pro Forma
(Dollars in millions, except per share amounts)   Unaudited              NYNEX      Bell Atlantic     Adjustments          Combined
------------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                                                      $ 6,805.6          $ 5,815.4        $  (61.9)(a)   $12,559.1
 Network access services                                               3,655.8            3,456.8                         7,112.6
 Long distance services                                                  984.8            1,388.8                         2,373.6
 Ancillary services                                                      647.1            1,090.9                         1,738.0
 Directory and information services                                    1,001.8            1,222.5                         2,224.3
 Wireless services                                                           -                3.2         2,710.4 (a)     2,713.6
 Other services                                                          359.1              104.1           (29.2)(a)       434.0
                                                                     -------------------------------------------------------------
Total Operating Revenues                                              13,454.2           13,081.7         2,619.3        29,155.2
                                                                     -------------------------------------------------------------
Operating Expenses
 Employee costs                                                        4,500.3            3,921.6           377.3 (a)
                                                                                                            (95.3)(b)     8,703.9
 Depreciation and amortization                                         2,499.3            2,594.6           302.7 (a)
                                                                                                             (2.7)(b)
                                                                                                            (14.9)(d)     5,379.0
 Taxes other than income                                                 815.8              631.0            53.1 (a)     1,499.9
 Other operating expenses                                              3,077.6            3,037.6         1,312.1 (a)
                                                                                                             33.9 (c)
                                                                                                             32.6 (d)     7,493.8
                                                                     -------------------------------------------------------------
Total Operating Expenses                                              10,893.0           10,184.8         1,998.8        23,076.6
                                                                     -------------------------------------------------------------
Operating Income                                                       2,561.2            2,896.9           620.5         6,078.6
Income from unconsolidated businesses                                    209.4              327.9          (523.1)(a)        14.2
Other income and expense, net                                            (46.7)               3.7           (56.6)(a)       (99.6)
Interest expense                                                         636.6              477.9             1.4 (a)
                                                                                                            (33.9)(c)     1,082.0
Provision for income taxes                                               741.3            1,011.2             5.2 (a)
                                                                                                             24.6 (f)     1,782.3
                                                                     -------------------------------------------------------------
Income from Continuing Operations                                      1,346.0            1,739.4            43.5         3,128.9
Cumulative effect of change in accounting principle
 Directory publishing income, net of tax                                 131.0              142.1                           273.1
                                                                     -------------------------------------------------------------
Net Income                                                           $ 1,477.0          $ 1,881.5        $   43.5       $ 3,402.0
                                                                     =============================================================
Earnings per Share                                                   $    3.38          $    4.28                       $    4.40
                                                                     =============================================================
Weighted average number of common shares                                 436.9              439.6          (101.4)(g)
 outstanding (in millions)                                                                                   (1.8)(h)       773.3

Footnotes:
(a)-(h) See page 19 for explanations


------------------------------------------
Additional Pro Forma Financial Data - 1996
------------------------------------------

Unaudited                                                  (Dollars in millions)
---------------------------------------------------------------------------------
Capital Expenditures                              Employees
 Telecom                      $  4,928             Telecom              127,296
 Domestic Cellular                 935             Other                  9,859
 Other                             530                                 --------
                              --------              Total               137,155
   Total                      $  6,393                                 ========
                              ========

BELL ATLANTIC CORPORATION                                                     11


----------------------------------------------------------
PRO FORMA COMBINED STATEMENTS OF INCOME - 1ST QUARTER 1996
----------------------------------------------------------


                                                                For the three months ended March 31, 1996
                                                                ---------------------------------------------------------------
                                                                Historical      Historical      Pro Forma            Pro Forma
(Dollars in millions, except per share amounts)   Unaudited          NYNEX   Bell Atlantic    Adjustments             Combined
-------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                                                   $1,669.0        $1,412.6     $    (13.5)(a)         $3,068.1
 Network access services                                             863.7           877.9                             1,741.6
 Long distance services                                              274.5           369.6                               644.1
 Ancillary services                                                  138.5           237.5                               376.0
 Directory and information services                                  227.2           298.5                               525.7
 Wireless services                                                       -             0.3          592.1 (a)            592.4
 Other services                                                       81.1            23.7           (8.7)(a)             96.1
                                                                  -------------------------------------------------------------
Total Operating Revenues                                           3,254.0         3,220.1          569.9              7,044.0
                                                                  -------------------------------------------------------------
Operating Expense
 Employee costs                                                    1,197.3           982.4           84.7 (a)
                                                                                                    (20.6)(b)          2,243.8
 Depreciation and amortization                                       640.3           628.9           76.5 (a)
                                                                                                     (2.1)(b)
                                                                                                     (3.3)(d)          1,340.3
 Taxes other than income                                             193.7           156.9           12.6 (a)            363.2
 Other operating expenses                                            797.7           657.7          282.5 (a)
                                                                                                      8.1 (c)
                                                                                                      4.5 (d)          1,750.5
                                                                  -------------------------------------------------------------
Total Operating Expenses                                           2,829.0         2,425.9          442.9              5,697.8
                                                                  -------------------------------------------------------------
Operating Income                                                     425.0           794.2          127.0              1,346.2
Income from unconsolidated businesses                                 69.0            71.6         (109.7)(a)             30.9
Other income and expense, net                                          1.4             3.7           (6.8)(a)             (1.7)
Interest expense                                                     165.1           120.8           (8.1)(c)            277.8
Provision for income taxes                                           116.5           284.0             .6 (a)
                                                                                                      6.5 (f)            407.6
                                                                  -------------------------------------------------------------
Income from Continuing Operations                                    213.8           464.7           11.5                690.0
Cumulative effect of change in accounting principle
 Directory publishing, net of tax                                    131.0           142.1                               273.1
                                                                  -------------------------------------------------------------
Net Income                                                        $  344.8        $  606.8     $     11.5             $  963.1
                                                                  =============================================================

Earnings per Share                                                $    .79        $   1.38                            $   1.25
                                                                  =============================================================

Weighted average number of common shares                             434.5           440.2         (100.8)(g)
 outstanding (in millions)                                                                           (2.5)(h)            771.4

Footnotes:
(a)-(h) See page 19 for explanations


------------------------------------------------------
Additional Pro Forma Financial Data - 1st Quarter 1996
------------------------------------------------------


Unaudited                                                  (Dollars in millions)
--------------------------------------------------------------------------------
Capital Expenditures                           Employees
 Telecom                    $    855            Telecom                 123,959
 Domestic Cellular               115            Other                     8,973
 Other                           134                                   --------
                            --------             Total                  132,932
  Total                     $  1,104                                   ========
                            ========

BELL ATLANTIC CORPORATION                                                     12


----------------------------------------------------------
PRO FORMA COMBINED STATEMENTS OF INCOME - 2ND QUARTER 1996
----------------------------------------------------------


                                                                For the three months ended June 30, 1996
                                                                ---------------------------------------------------------------
                                                                Historical      Historical       Pro Forma           Pro Forma
(Dollars in millions, except per share amounts)   Unaudited          NYNEX   Bell Atlantic     Adjustments            Combined
-------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                                                   $1,674.2        $1,455.1         $ (17.0)(a)        $3,112.3
 Network access services                                             915.7           867.8                             1,783.5
 Long distance services                                              263.6           350.1                               613.7
 Ancillary services                                                  179.3           268.2                               447.5
 Directory and information services                                  333.0           252.9                               585.9
 Wireless services                                                       -             0.8           685.3 (a)           686.1
 Other services                                                       80.1            28.7            (8.4)(a)           100.4
                                                                  --------------------------------------------------------------
Total Operating Revenues                                           3,445.9         3,223.6           659.9             7,329.4
                                                                  --------------------------------------------------------------
Operating Expenses
 Employee costs                                                    1,113.9           981.8            92.5 (a)
                                                                                                     (21.3)(b)         2,166.9
 Depreciation and amortization                                       639.8           638.8            81.1 (a)
                                                                                                       (.2)(b)
                                                                                                      (3.5)(d)         1,356.0
 Taxes other than income                                             210.0           155.2            13.3 (a)           378.5
 Other operating expenses                                            788.4           701.4           320.8 (a)
                                                                                                       8.8 (c)
                                                                                                       9.4 (d)         1,828.8
                                                                  --------------------------------------------------------------
Total Operating Expenses                                           2,752.1         2,477.2           500.9             5,730.2
                                                                  --------------------------------------------------------------
Operating Income                                                     693.8           746.4           159.0             1,599.2
Income from unconsolidated businesses                                 49.5            94.3          (137.7)(a)             6.1
Other income and expense, net                                        (17.8)            3.9           (14.8)(a)           (28.7)
Interest expense                                                     156.4           119.8             1.4 (a)
                                                                                                      (8.8)(c)           268.8
Provision for income taxes                                           211.1           261.1             1.2 (a)
                                                                                                       4.6 (f)           478.0
                                                                  --------------------------------------------------------------
Net Income                                                        $  358.0        $  463.7         $   8.1            $  829.8
                                                                  ==============================================================
Earnings per Share                                                $    .82        $   1.05                            $   1.07
                                                                  ==============================================================
Weighted average number of common shares                             437.4           439.6          (101.5)(g)
 outstanding (in millions)                                                                            (1.8)(h)           773.7

Footnotes:
(a)-(h) See page 19 for explanations


------------------------------------------------------
Additional Pro Forma Financial Data - 2nd Quarter 1996
------------------------------------------------------


Unaudited                                                  (Dollars in millions)
--------------------------------------------------------------------------------
Capital Expenditures                            Employees
 Telecom                      $  1,039           Telecom                 124,453
 Domestic Cellular                 227           Other                     9,439
 Other                             113                                  --------
                              --------            Total                  133,892
  Total                       $  1,379                                  ========
                              ========

BELL ATLANTIC CORPORATION                                                     13


----------------------------------------------------------
PRO FORMA COMBINED STATEMENTS OF INCOME - 3RD QUARTER 1996
----------------------------------------------------------


                                                                   For the three months ended September 30, 1996
                                                                   ----------------------------------------------------------------
                                                                   Historical       Historical       Pro Forma           Pro Forma
(Dollars in millions, except per share amounts)   Unaudited             NYNEX    Bell Atlantic     Adjustments            Combined
-----------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                                                      $1,695.7         $1,472.2        $  (16.5)(a)        $3,151.4
 Network access services                                                935.6            886.9                             1,822.5
 Long distance services                                                 274.0            340.2                               614.2
 Ancillary services                                                     163.9            281.0                               444.9
 Directory and information services                                     262.6            256.8                               519.4
 Wireless services                                                          -              1.1           708.6 (a)           709.7
 Other services                                                          92.0             28.4            (5.9)(a)           114.5
                                                                     --------------------------------------------------------------
Total Operating Revenues                                              3,423.8          3,266.6           686.2             7,376.6
                                                                     --------------------------------------------------------------

Operating Expenses
 Employee costs                                                       1,089.5          1,018.9            98.7 (a)
                                                                                                         (25.5)(b)         2,181.6
 Depreciation and amortization                                          611.3            649.1            75.1 (a)
                                                                                                           (.2)(b)
                                                                                                          (3.8)(d)         1,331.5
 Taxes other than income                                                214.9            163.1            12.6 (a)           390.6
 Other operating expenses                                               767.3            681.8           342.6 (a)
                                                                                                           8.8 (c)
                                                                                                           5.2 (d)         1,805.7
                                                                     --------------------------------------------------------------
Total Operating Expenses                                              2,683.0          2,512.9           513.5             5,709.4
                                                                     --------------------------------------------------------------

Operating Income                                                        740.8            753.7           172.7             1,667.2
Income from unconsolidated businesses                                    49.8            105.8          (140.7)(a)            14.9
Other income and expense, net                                           (10.3)            (3.7)          (21.0)(a)           (35.0)
Interest expense                                                        155.3            119.9            (8.8)(c)           266.4
Provision for income taxes                                              230.5            270.5             1.1 (a)
                                                                                                           6.8 (f)           508.9
                                                                     --------------------------------------------------------------
Net Income                                                           $  394.5         $  465.4        $   11.9            $  871.8
                                                                     ==============================================================

Earnings per Share                                                   $    .90         $   1.06                            $   1.13
                                                                     ==============================================================
Weighted average number of common shares                                439.0            439.1          (101.9)(g)
 outstanding (in millions)                                                                                (1.3)(h)           774.9

Footnotes:
(a)-(h) See page 19 for explanations


------------------------------------------------------
Additional Pro Forma Financial Data - 3rd Quarter 1996
------------------------------------------------------


Unaudited                                                  (Dollars in millions)
--------------------------------------------------------------------------------
Capital Expenditures                            Employees
 Telecom                        $  1,299         Telecom                 125,692
 Domestic Cellular                   263         Other                     9,690
 Other                               104                                --------
                                --------          Total                  135,382
  Total                         $  1,666                                ========
                                ========

BELL ATLANTIC CORPORATION                                                     14


----------------------------------------------------------
PRO FORMA COMBINED STATEMENTS OF INCOME - 4TH QUARTER 1996
----------------------------------------------------------


                                                                   For the three months ended December 31, 1996
                                                                   ---------------------------------------------------------------
                                                                   Historical     Historical          Pro Forma         Pro Forma
(Dollars in millions, except per share amounts)   Unaudited             NYNEX  Bell Atlantic        Adjustments          Combined
----------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                                                      $1,766.7       $1,475.5           $  (14.9)(a)      $3,227.3
 Network access services                                                940.8          824.2                              1,765.0
 Long distance services                                                 172.7          328.9                                501.6
 Ancillary services                                                     165.4          304.2                                469.6
 Directory and information services                                     179.0          414.3                                593.3
 Wireless services                                                          -            1.0              724.4 (a)         725.4
 Other services                                                         105.9           23.3               (6.2)(a)         123.0
                                                                     -------------------------------------------------------------
Total Operating Revenues                                              3,330.5        3,371.4              703.3           7,405.2
                                                                     -------------------------------------------------------------
Operating Expenses
 Employee costs                                                       1,099.6          938.5              101.4 (a)
                                                                                                          (27.9)(b)       2,111.6
 Depreciation and amortization                                          607.9          677.8               70.0 (a)
                                                                                                            (.2)(b)
                                                                                                           (4.3)(d)       1,351.2
 Taxes other than income                                                197.2          155.8               14.6 (a)         367.6
 Other operating expenses                                               724.2          996.7              366.2 (a)
                                                                                                            8.2 (c)
                                                                                                           13.5 (d)       2,108.8
                                                                     -------------------------------------------------------------
Total Operating Expenses                                              2,628.9        2,768.8              541.5           5,939.2
                                                                     -------------------------------------------------------------
Operating Income                                                        701.6          602.6              161.8           1,466.0
Income (loss) from unconsolidated businesses                             41.1           56.2             (135.0)(a)         (37.7)
Other income and expense, net                                           (20.0)           (.2)             (14.0)(a)         (34.2)
Interest expense                                                        159.8          117.4               (8.2)(c)         269.0
Provision for income taxes                                              183.2          195.6                2.3 (a)
                                                                                                            6.7 (f)         387.8
                                                                     -------------------------------------------------------------
Net Income                                                           $  379.7       $  345.6           $   12.0          $  737.3
                                                                     =============================================================
Earnings per Share                                                   $    .86       $    .79                             $    .95
                                                                     =============================================================
Weighted average number of common shares                                439.9          439.4             (102.1)(g)
 outstanding (in millions)                                                                                 (1.6)(h)         775.6

Footnotes:
(a)-(h) See page 19 for explanations


------------------------------------------------------
Additional Pro Forma Financial Data - 4th Quarter 1996
------------------------------------------------------


Unaudited                                                  (Dollars in millions)
--------------------------------------------------------------------------------
Capital Expenditures                            Employees
 Telecom                        $  1,736         Telecom                 127,296
 Domestic Cellular                   330         Other                     9,859
 Other                               178                                --------
                                --------          Total                  137,155
  Total                         $  2,244                                ========
                                ========

BELL ATLANTIC CORPORATION                                                     15


----------------------------------------------------------
PRO FORMA COMBINED STATEMENTS OF INCOME - 1ST QUARTER 1997
----------------------------------------------------------

                                                                   For the three months ended March 31, 1997
                                                                   ---------------------------------------------------------------
                                                                    Historical      Historical        Pro Forma          Pro Forma
(Dollars in millions, except per share amounts)   Unaudited              NYNEX   Bell Atlantic      Adjustments           Combined
----------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                                                       $1,627.8        $1,496.3         $  (13.8)(a)       $3,110.3
 Network access services                                                 941.7           917.1                             1,858.8
 Long distance services                                                  234.1           335.9                               570.0
 Ancillary services                                                      170.7           285.0                               455.7
 Directory and information services                                      225.4           305.5                               530.9
 Wireless services                                                           -            52.7            721.4 (a)          774.1
 Other services                                                          101.8            21.4             (6.5)(a)          116.7
                                                                      -------------------------------------------------------------
Total Operating Revenues                                               3,301.5         3,413.9            701.1            7,416.5
                                                                      -------------------------------------------------------------
Operating Expenses
 Employee costs                                                        1,447.1           954.5            102.8 (a)
                                                                                                          (34.3)(b)        2,470.1
 Depreciation and amortization                                           614.1           671.4             94.4 (a)
                                                                                                           (2.9)(b)
                                                                                                           (5.7)(d)        1,371.3
 Taxes other than income                                                 215.2           163.6             16.2 (a)          395.0
 Other operating expenses                                                616.4           734.8            346.8 (a)
                                                                                                           10.5 (c)
                                                                                                           13.1 (d)        1,721.6
                                                                      -------------------------------------------------------------
Total Operating Expenses                                               2,892.8         2,524.3            540.9            5,958.0
                                                                      -------------------------------------------------------------
Operating Income                                                         408.7           889.6            160.2            1,458.5
Income (loss) from unconsolidated businesses                              40.9            47.6           (123.2)(a)          (34.7)
Other income and expense, net                                            (12.9)           31.0            (13.4)(a)
                                                                                                            4.9 (d)            9.6
Interest expense                                                         202.5           137.5            (10.5)(c)          329.5
Provision for income taxes                                                74.6           315.1              1.6 (a)
                                                                                                           14.4 (f)          405.7
                                                                      -------------------------------------------------------------
Net Income                                                            $  159.6        $  515.6         $   23.0           $  698.2
                                                                      =============================================================

Earnings per Share                                                    $    .36        $   1.17                            $    .90
                                                                      =============================================================

Weighted average number of common shares                                 440.1           439.9            (102.1)(g)
 outstanding (in millions)                                                                                  (2.1)(h)          775.8

Footnotes:
(a)-(h) See page 19 for explanations


------------------------------------------------------
Additional Pro Forma Financial Data - 1st Quarter 1997
------------------------------------------------------

Unaudited                                                                          (Dollars in millions)
-------------------------------------------------------------------------------------------------------
Capital Expenditures                                                   Employees
 Telecom                        $  1,102                                Telecom                 128,796
 Domestic Cellular                   240                                Other                    12,482 (1)
 Other                               106                                                       --------
                                --------                                 Total                  141,278
  Total                         $  1,448                                                       ========
                                ========

Footnotes:

(1) Includes approximately 2,300 employees at Grupo Iusacell, which we began consolidating in February 1997

BELL ATLANTIC CORPORATION                                                     16


----------------------------------------------------------
PRO FORMA COMBINED STATEMENTS OF INCOME - 2ND QUARTER 1997
----------------------------------------------------------

                                                                   For the three months ended June 30, 1997
                                                                   ---------------------------------------------------------------

                                                                   Historical         Historical        Pro Forma       Pro Forma
(Dollars in millions, except per share amounts)   Unaudited             NYNEX      Bell Atlantic      Adjustments        Combined
----------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                                                      $1,788.3           $1,566.6          $ (12.9)(a)    $3,342.0
 Network access services                                                944.3              908.5                          1,852.8
 Long distance services                                                 233.2              328.2                            561.4
 Ancillary services                                                     137.0              304.2                            441.2
 Directory and information services                                     357.3              265.1                            622.4
 Wireless services                                                          -               51.8            771.8 (a)       823.6
 Other services                                                          53.5               16.4             (5.5)(a)        64.4
                                                                     -------------------------------------------------------------
Total operating revenues                                              3,513.6            3,440.8            753.4         7,707.8
                                                                     -------------------------------------------------------------
Operating Expenses
 Employee costs                                                       1,102.3              963.1            107.6 (a)
                                                                                                            (24.0)(b)     2,149.0
 Depreciation and amortization                                          582.6              685.0            104.5 (a)
                                                                                                              (.2)(b)
                                                                                                             (8.1)(d)     1,363.8
 Taxes other than income                                                210.6              154.9             16.7 (a)       382.2
 Other operating expenses                                               858.4              744.3            345.6 (a)
                                                                                                             10.6 (c)
                                                                                                              6.0 (d)     1,964.9
                                                                     -------------------------------------------------------------
Total operating expenses                                              2,753.9            2,547.3            558.7         5,859.9
                                                                     -------------------------------------------------------------
Operating Income                                                        759.7              893.5            194.7         1,847.9
Income (loss) from unconsolidated businesses                             23.4               59.3           (163.4)(a)       (80.7)
Other income and expense, net                                            (8.6)               1.8             (8.0)(a)
                                                                                                             (1.3)(d)       (16.1)
Interest expense                                                        167.1              131.4              3.2 (a)
                                                                                                            (10.6)(c)       291.1
Provision for income taxes                                              226.9              324.3              1.8 (a)
                                                                                                             10.2 (f)       563.2
                                                                     -------------------------------------------------------------
Net Income                                                           $  380.5           $  498.9          $  17.4        $  896.8
                                                                     =============================================================

Earnings per Share                                                   $    .86           $   1.14                         $   1.16
                                                                     =============================================================

Weighted average number of common shares                                440.5              439.5           (102.2)(g)
 outstanding (in millions)                                                                                   (2.0)(h)       775.8

Footnotes:
(a)-(h) See page 19 for explanations


------------------------------------------------------
Additional Pro Forma Financial Data - 2nd Quarter 1997
------------------------------------------------------

Unaudited                                                  (Dollars in millions)
--------------------------------------------------------------------------------
Capital Expenditures                                Employees
 Telecom                        $  1,328             Telecom             132,029
 Domestic Cellular                   260             Other                 9,582
 Other                                39                                --------
                                --------              Total              141,611
  Total                         $  1,627                                ========
                                ========

BELL ATLANTIC CORPORATION                                                     17


---------------------------------
PRO FORMA COMBINED BALANCE SHEETS
---------------------------------

                                                                               (Dollars in millions)

Unaudited                                              12/31/94    12/31/95    12/31/96     6/30/97
---------------------------------------------------------------------------------------------------
Assets
 Current assets
  Cash and cash equivalents                           $   280.4   $   462.9   $   249.4   $   185.9
  Short-term investments                                    7.0        10.9       300.5       240.7
  Accounts receivable, net                              4,815.2     5,231.5     6,168.9     6,142.5
  Inventories                                             450.8       362.4       478.4       544.5
  Prepaid expenses                                        906.7     1,003.9       716.3       749.2
  Other                                                 1,146.1       906.8       471.7       513.7
                                                      ---------------------------------------------
 Total current assets                                   7,606.2     7,978.4     8,385.2     8,376.5
                                                      ---------------------------------------------
 Plant, property and equipment                         69,110.4    72,034.0    75,679.5    75,829.0
    Less accumulated depreciation                      31,604.6    37,164.2    39,544.7    41,198.4
                                                      ---------------------------------------------
                                                       37,505.8    34,869.8    36,134.8    34,630.6
 Investments in unconsolidated businesses               3,568.3     4,151.5     4,922.2     5,239.5
 Other assets                                           5,355.3     3,638.8     3,883.0     4,362.8
                                                      ---------------------------------------------
Total Assets                                          $54,035.6   $50,638.5   $53,325.2   $52,609.4
                                                      =============================================
Liabilities and Shareowners' Investment
 Current liabilities
  Debt maturing within one year                       $ 4,216.4   $ 2,622.8   $ 2,884.2   $ 5,938.1
  Accounts payable and accrued liabilities              5,358.8     5,896.2     6,123.3     5,006.0
  Other                                                 2,054.0     1,596.8     1,491.1     1,491.3
                                                      ---------------------------------------------
 Total current liabilities                             11,629.2    10,115.8    10,498.6    12,435.4
                                                      ---------------------------------------------
 Long-term debt                                        14,590.2    15,744.1    15,286.0    13,202.4
 Employee benefit obligations                           8,980.2     9,388.4     9,588.0     9,879.0
 Deferred credits and other liabilities
  Deferred income taxes                                 3,508.1     1,677.8     1,846.9     1,872.9
  Unamortized investment tax credits                      481.1       346.1       288.8       267.4
  Other                                                 1,234.9       971.2       865.9       834.6
 Minority interest, including a portion
  subject to redemption requirements                      648.0     1,221.1     2,014.2       933.5
 Preferred stock of subsidiary                             85.0       145.0       145.0       135.0

 Shareowners' investment
  Common stock                                             76.2        77.2        78.7        78.8
  Common stock issuable                                      .1
  Contributed capital                                  12,526.0    12,452.9    13,295.0    13,278.7
  Reinvested earnings                                   1,565.6           -     1,095.2     1,493.7
  Foreign currency translation adjustment                (327.6)     (541.3)     (319.4)     (492.9)
                                                      ---------------------------------------------
                                                       13,840.3    11,988.8    14,149.5    14,358.3
  Less common stock in treasury, at cost                   11.0        97.9       589.3       593.4
  Less deferred compensation-employee
   stock ownership plans                                  950.4       861.9       768.4       715.7
                                                      ---------------------------------------------
 Total shareowners' investment                         12,878.9    11,029.0    12,791.8    13,049.2
                                                      =============================================
Total Liabilities and Shareowners' Investment         $54,035.6   $50,638.5   $53,325.2   $52,609.4
                                                      =============================================


-----------------------------------
Selected Pro Forma Financial Ratios
-----------------------------------

Unaudited                                    12/31/94        12/31/95       12/31/96       6/30/97
---------------------------------------------------------------------------------------------------
Debt ratio                                       59.4%           62.5%          58.7%         59.5%
Return on average common
 equity - adjusted basis                         19.1%           20.1%          20.5%         21.3%
Return on average total
 capital - adjusted basis                        10.6%           11.6%          11.9%         12.6%

BELL ATLANTIC CORPORATION                                                     18


-----------------------------
REVENUE CATEGORY DESCRIPTIONS
-----------------------------

Local Services

Includes revenues from the provision of local exchange, private line, and public phone services. Also includes revenues from value-added central-office services such as Caller ID, Call Waiting, Return Call, and a number of other call management features.


Network Access Services

Includes interstate and intrastate revenues from other carriers for their use of our local exchange facilities in the provision of both local exchange and long distance services to their customers. Also includes revenues received from end-user subscribers.


Long Distance Services

Includes revenues from intraLATA toll services (calls made from outside a customer's local calling area, but within the same area served by our operating telephone subsidiaries). Also includes revenues from the provision of interexchange (long distance) services outside of our region. This category will include revenues from long distance services once we are allowed to provide these services within our region.


Ancillary Services

Includes revenues from a number of services including voice messaging, ISDN and other high bandwidth services, billing and collection, rent, and systems integration.


Directory and Information Services

Includes revenues from advertising and marketing services provided by our White and Yellow Page directories within our region, international directory services, and electronic directories on the Internet through Big Yellow/sm/. Also includes revenues from our Internet services business.


Wireless Services

Includes revenues from our consolidated wireless subsidiaries, which include Bell Atlantic Mobile, our wholly-owned domestic unit, and Grupo Iusacell in Mexico, where we have management control. Also includes revenues from wireless consulting services.


Other Services

Includes revenues from all other sources not included above, such as our leasing business and telecommunications consulting.


-------------------
Sector Descriptions
-------------------

Telecom

A group of subsidiaries consisting of our nine operating telephone companies and a centralized services and support staff, our directory and information services companies, our systems integration company, our long distance company, and a number of other companies providing telecom-related services.


Global Wireless

A portfolio of domestic and international wireless companies consisting of a wholly-owned subsidiary and others with various equity ownership stakes. Domestically, our portfolio includes Bell Atlantic Mobile (wholly-owned) and PrimeCo Personal Communications (50%). Internationally, our wireless investments include Group Iusacell in Mexico (42%), Omnitel Pronto Italia in Italy (17.4%), EuroTel in the Czech Republic and Slovakia (24.5%), STET Hellas in Greece (20%), and Excelcomindo in Indonesia (23.1%).


International Telecom

A portfolio of investments, principally related to telecommunications. These investments include equity ownership stakes in publicly-traded companies such as Telecom Corporation of New Zealand (24.9%), Cable and Wireless Communications (18.5%), and TelecomAsia (18.2%). In addition, we are the managing sponsor of FLAG (Fiberoptic Link Around the Globe) with a 39% equity stake, and own 20% of BayanTel in the Philippines.

BELL ATLANTIC CORPORATION                                                     19


-------------------------------------------
PRO FORMA ADJUSTMENTS AND RECLASSIFICATIONS
-------------------------------------------


Pro Forma Adjustments

The following explanations of pro forma adjustments relate to items identified on pages 8-16.


  (a)A pro forma adjustment has been made to record conforming accounting adjustments and to consolidate the accounts of cellular operations that are jointly controlled by NYNEX and Bell Atlantic and which were accounted for by both companies using the equity method beginning July 1, 1995.

  (b)A pro forma adjustment had been made to reflect the adoption by NYNEX of Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," effective January 1, 1993, by electing the immediate recognition of the transition obligation, to conform to the method used by Bell Atlantic. In its historical consolidated financial statements, NYNEX has amortized the transition obligation for retired employees and active employees over a 20-year period.

  (c)A pro forma adjustment has been made to conform the presentation of interest charges incurred by the NYNEX financial services businesses (principally leasing operations) from Interest expense to Operating expense.

  (d)Other pro forma adjustments have been made to conform the accounting policies of the companies.

  (e)A pro forma adjustment has been made to reflect the initial public offering of stock by a subsidiary of NYNEX as a capital transaction to conform to the method to be used by the merged companies for recording such transactions.

  (f)Pro forma adjustments have been made for the estimated tax effects of adjustments discussed above.

  (g)Under the Merger Agreement, each outstanding share of NYNEX Common Stock is converted into 0.768 shares of Bell Atlantic Common Stock. This exchange ratio was used in computing share and per share amounts in the accompanying unaudited pro forma combined financial statements.

  (h)A pro forma adjustment has been made to conform the computation of weighted average number of common shares related to common stock equivalents.

Reclassifications

Certain reclassifications have been made to the unaudited historical financial statements to conform to the presentation used by Bell Atlantic following the merger.

------------------------------------------
NET INCOME EFFECT OF PRO FORMA ADJUSTMENTS
------------------------------------------

                                                                                                           (Dollars in millions)

    Unaudited              For the years ended December 31                     For the three month periods ended
                           --------------------------------      --------------------------------------------------------------
    Increase(Decrease)        1994      1995      1996           3/31/96   6/30/96    9/30/96    12/31/96    3/31/97    6/30/97
-----------------------------------------------------------      --------------------------------------------------------------
(a)Cellular adjustments/
   consolidation             $(4.9)    $(10.5)   $(7.6)           $(2.2)   $(1.8)     $(3.5)      $ (.1)      $ 1.7      $ 1.6
(b)NYNEX FAS 106 - OPEB
   treatment                  39.8       79.0     62.4             14.5     13.7       16.3        17.9        23.7       15.4
(d)Other conforming
   adjustments                (4.5)     (18.5)   (11.3)             (.8)    (3.8)       (.9)       (5.8)       (2.4)        .4
(e)NYNEX CableComms
   adjustment                          (155.2)
                           --------------------------------      --------------------------------------------------------------
   Net Income Effect         $30.4    $(105.2)   $43.5            $11.5     $8.1      $11.9       $12.0       $23.0      $17.4
                           ================================      ==============================================================

BELL ATLANTIC CORPORATION                                                     20


-----------------------------------------------------
TELECOM SECTOR - SELECTED PRO FORMA FINANCIAL RESULTS
-----------------------------------------------------


Unaudited                               For the years ended December 31,                    For the six month period ended
                                        -------------------------------------------------   -------------------------------
(Dollars in millions)                        1994               1995                 1996                          6/30/97
-----------------------------------------------------------------------------------------   -------------------------------
Operating Revenues
 Local services                         $11,885.5          $12,167.6            $12,624.2                         $6,480.5
 Network access services                  6,685.7            6,953.5              7,246.5 (4)                      3,712.3
 Long distance services                   2,637.0            2,474.7              2,374.2                          1,131.9
 Ancillary services                       1,271.0            1,508.9              1,781.0                            915.1
 Directory and information services       1,978.6            2,050.8              2,224.3                          1,153.3
                                        -----------------------------------------------------------------------------------
Total Operating Revenues                 24,457.8           25,155.5             26,250.2                         13,393.1
                                        -----------------------------------------------------------------------------------
Operating Expenses
 Employee costs                           7,894.3 (1)        7,761.4 (2)          7,889.0 (5)                      3,870.3 (8)
 Depreciation and amortization            4,922.8            4,945.1              4,945.2 (6)                      2,459.6
 Taxes other than income                  1,481.0            1,530.1              1,423.4                            733.8
 Other operating expenses                 4,788.1            5,052.0 (3)          5,716.5 (7)                      2,796.8
                                        -----------------------------------------------------------------------------------
Total Operating Expenses                 19,086.2           19,288.6             19,974.1                          9,860.5
                                        -----------------------------------------------------------------------------------

Operating Income                        $ 5,371.6          $ 5,866.9            $ 6,276.1                         $3,532.6
                                        ===================================================================================
Operating Income Margin                      22.0%              23.3%                23.9%                            26.4%

Operating Cash Flow *                   $10,294.4          $10,812.0            $11,221.3                         $5,992.2
                                        ===================================================================================
Operating Cash Flow Margin                   42.1%              43.0%                42.7%                            44.7%

Footnotes:

 * Operating cash flow equals operating income plus depreciation and amortization
(1) Excludes $855.4 related to force management initiatives ($693.5 for an enhanced pension offer and $161.9 for an employee severance plan
(2) Excludes $514.1 related to force management initiatives (enhanced pension offer)
(3) Excludes $225.8 for regulatory and other issues and $10.2 associated with dispositions
(4)  Excludes a $132.4 reduction for regulatory issues
(5) Excludes $277.1 related to force management initiatives ($235.8 for an enhanced pension offer and $41.3 for a benefit plan amendment)
(6)  Excludes $18.5 related to dispositions
(7) Excludes $110.0 for regulatory and other issues and $46.0 related to dispositions
(8) Excludes $434.2 related to force management initiatives (enhanced pension offer) and $11.7 for video-related severance costs


-----------------------------------------------------
Telecom Sector - Selected Pro Forma Volume Statistics
-----------------------------------------------------


                                              For the years ended December 31,           For the six month period ended
                                              --------------------------------------     ------------------------------
Unaudited                                        1994           1995            1996                            6/30/97
------------------------------------------------------------------------------------     ------------------------------
Access Lines in Service (in thousands)
 Residence                                     23,416         23,912          24,496                             24,896
 Business                                      11,851         12,565          13,326                             13,651
 Public                                           479            476             458                                460
                                             ---------------------------------------------------------------------------
 Total                                         35,746         36,953          38,280                             39,007
                                             ===========================================================================
Access Minutes of Use (in millions)
 Interstate                                   103,654        111,181         119,758                             61,711
 Intrastate                                    22,060         25,226          29,757                             16,604
                                             ---------------------------------------------------------------------------
 Total                                        125,714        136,407         149,515                             78,315
                                             ===========================================================================

BELL ATLANTIC CORPORATION                                                     21


---------------------------------------------------------------
TELECOM SECTOR - SELECTED PRO FORMA QUARTERLY FINANCIAL RESULTS
---------------------------------------------------------------


Unaudited                        For the three month periods ended
                                 --------------------------------------------------------------------------------------------
(Dollars in millions)             3/31/96          6/30/96         9/30/96        12/31/96          3/31/97          6/30/97
-----------------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                  $3,082.3         $3,130.2        $3,168.5        $3,243.2         $3,124.9         $3,355.6
 Network access services          1,796.9 (1)      1,783.9         1,822.8         1,842.9 (6)      1,859.2          1,853.1
 Long distance services             644.2            613.8           614.3           501.9            570.4            561.5
 Ancillary services                 387.6            458.5           456.4           478.5            464.3            450.8
 Directory and information
  services                          525.7            585.9           519.4           593.3            530.9            622.4
                                 --------------------------------------------------------------------------------------------
Total Operating Revenues          6,436.7          6,572.3         6,581.4         6,659.8          6,549.7          6,843.4
                                 --------------------------------------------------------------------------------------------
Operating Expenses
 Employee costs                   2,004.9 (2)      1,990.0 (4)     2,022.9 (5)     1,871.2 (7)      1,915.3 (10)     1,955.0 (11)
 Depreciation and amortization    1,238.5          1,248.7         1,227.2         1,230.8 (8)      1,229.9          1,229.7
 Taxes other than income            344.6            360.6           370.0           348.2            373.0            360.8
 Other operating expenses         1,288.0 (3)      1,422.7         1,402.5         1,603.3 (9)      1,229.9          1,566.9
                                 --------------------------------------------------------------------------------------------
Total Operating Expenses          4,876.0          5,022.0         5,022.6         5,053.5          4,748.1          5,112.4
                                 --------------------------------------------------------------------------------------------

Operating Income                 $1,560.7         $1,550.3        $1,558.8       $ 1,606.3         $1,801.6         $1,731.0
                                 ============================================================================================
Operating Income Margin              24.2%            23.6%           23.7%           24.1%            27.5%            25.3%

Operating Cash Flow *            $2,799.2         $2,799.0        $2,786.0       $ 2,837.1         $3,031.5         $2,960.7
                                 ============================================================================================
Operating Cash Flow Margin           43.5%            42.6%           42.3%           42.6%            46.3%            43.3%

Footnotes:

 * Operating cash flow equals operating income plus depreciation and amortization
(1)  Excludes a $55.0 reduction for regulatory issues
(2) Excludes $107.8 related to force management initiatives (enhanced pension offer)
(3)  Excludes $110.0 for regulatory and other issues
(4) Excludes $47.2 related to force management initiatives (enhanced pension offer)
(5) Excludes $21.9 related to force management initiatives (enhanced pension offer)
(6)  Excludes a $77.4 reduction for regulatory issues
(7) Excludes $100.2 related to force management initiatives ($58.9 for an enhanced pension offer and $41.3 for a benefit plan amendment)
(8)  Excludes $18.5 related to dispositions
(9)  Excludes $46.0 related to dispositions
(10) Excludes $386.8 related to force management initiatives (enhanced pension offer)
(11) Excludes $47.4 related to force management initiatives (enhanced pension offer) and $11.7 for video-related severance costs


---------------------------------------------------------------
Telecom Sector - Selected Pro Forma Quarterly Volume Statistics
---------------------------------------------------------------


                                        For the three month periods ended
                                        --------------------------------------------------------------------------------------------

Unaudited                                3/31/96          6/30/96         9/30/96        12/31/96          3/31/97          6/30/97
------------------------------------------------------------------------------------------------------------------------------------

Access Lines in Service (in thousands)
  Residence                               24,129           24,198          24,362          24,496           24,755           24,896
  Business                                12,751           12,948          13,158          13,326           13,501           13,651
  Public                                     473              470             463             458              458              460
                                         -------------------------------------------------------------------------------------------

  Total                                   37,353           37,616          37,983          38,280           38,714           39,007
                                         ===========================================================================================

Access Minutes of Use (in millions)
  Interstate                              29,644           29,666          30,120          30,328           30,275           31,436
  Intrastate                               7,053            7,201           7,555           7,948            8,058            8,546
                                         -------------------------------------------------------------------------------------------

  Total                                   36,697           36,867          37,675          38,276           38,333           39,982
                                         ===========================================================================================


BELL ATLANTIC CORPORATION                                                     22


----------------------------------------------
GLOBAL WIRELESS SECTOR - PROPORTIONATE RESULTS
----------------------------------------------

Unaudited                                                    For the years ended December 31,         For the six months ended
                                                             ----------------------------------       -------------------------
(Dollars in millions)                                            1994           1995       1996                        6/30/97
-----------------------------------------------------------------------------------------------       -------------------------
Combined Global Wireless
Subscribers (000)                                               2,440          3,513      4,703                          5,466
Subscriber net adds in period (000)                               920          1,073      1,211                            720
POPs (000)                                                     87,931        123,740    172,930                        172,930

Bell Atlantic Mobile
Selected Financial Results
Operating revenues                                      (1)  $1,478.7       $1,928.4   $2,439.3                       $1,371.1
Less: cost of equipment sales                                   217.7          271.2      291.5                          158.9
                                                             ------------------------------------------------------------------
Net operating revenues                                        1,261.0        1,657.2    2,147.8                        1,212.2
                                                             ------------------------------------------------------------------
Operating Income                                                152.9          397.2      573.0                          319.2
Operating cash flow                                     (2)  $  363.0       $  655.0   $  873.7                       $  516.8
Operating cash flow margin                                         29%            40%        41%                            43%
Capital expenditures, excluding acquisitions                 $  559.2       $  707.6   $  935.4                       $  500.1

Selected Operating Data
Subscribers                                                     2,340          3,358      4,410                          4,875
Penetration                                             (3)       4.2%           6.0%       7.8%                           8.6%
Subscriber net adds in period (000)                               883          1,018      1,052                            465
Controlled POPs (000)                                   (4)    55,431         55,840     56,830                         56,830
Owned POPs (000)                                        (5)    53,102         53,511     55,021                         54,944

Churn rate                                                        1.8%           1.7%       1.8%                           1.7%
Revenue per subscriber                                  (6)  $     74       $     63   $     58                       $     53
Cash expense per subscriber                                  $     51       $     38   $     34                       $     31
Acquisition cost per subscriber                         (7)  $    242       $    213   $    220                       $    222

PrimeCo Personal Communications
Subscribers (000)                                                                            18                             94
Subscriber net adds in period (000)                                                          18                             76
POPs (000)                                                                    28,600     28,600                         28,600

International Wireless Operations                       (8)
Subscribers (000)                                                 100            155        275                            497
Subscriber net adds in period (000)                                35             55        141                            179
POPs (000)                                                     32,500         39,300     87,500                         87,500

Operating revenues                                           $  168.3       $  136.7   $  241.8                       $  197.9
Operating income (loss)                                      $   (1.8)      $  (14.5)  $  (36.7)                      $   (4.5)
Operating cash flow                                          $   43.0       $   18.3   $   22.4                       $   29.8


Footnotes:

     Proportionate results reflect the relative weight of the Company's ownership interests in its domestic and international wireless investments. Bell Atlantic Mobile results reflect consolidated results for all controlled markets.
(1) Operating revenues include service revenues, outcollect roaming, and equipment revenues
(2) Operating cash flow equals operating income plus depreciation and amortization
(3)  Penetration is calculated by dividing subscribers by controlled POPs
(4) Controlled POPs represent the total number of POPs for which Bell Atlantic Mobile has operating control
(5) Owned POPs represent Bell Atlantic Mobile percentage ownership in all licensed markets
(6) Revenue per subscriber is calculated using operating revenues and incollect roaming revenues. Incollect roaming revenues were $147.7 for 1994, $181.4 for 1995, $208.8 for 1996, and $151.9 for the first six months of 1997
(7)  Acquisition cost per subscriber includes commissions and loss on handsets
(8) Represents Bell Atlantic's proportionate share of International wireless investments including consolidated, equity method, and cost basis investments

BELL ATLANTIC CORPORATION                                                     23


--------------------------------------------------------
GLOBAL WIRELESS SECTOR - QUARTERLY PROPORTIONATE RESULTS
--------------------------------------------------------


Unaudited                                            For the three month periods ended
                                                     ------------------------------------------------------------------
(Dollars in millions)                                 3/31/96      6/30/96    9/30/96    12/31/96    3/31/97    6/30/97
-----------------------------------------------------------------------------------------------------------------------
Combined Global Wireless
Subscribers (000)                                       3,722        3,993      4,287       4,703      5,070      5,466
Subscriber net adds in period (000)                       230          271        294         416        325        395
POPs (000)                                            168,890      168,890    169,002     172,930    172,930    172,930

Bell Atlantic Mobile
Selected Financial Results
Operating revenues                         (1)       $  539.5     $  615.6   $  631.9    $  652.3   $  656.9    $ 714.2
Less: cost of equipment sales                            60.9         66.8       75.2        88.6       74.9       84.0
                                                     ------------------------------------------------------------------
Net operating revenues                                  478.6        548.8      556.7       563.7      582.0      630.2
                                                     ------------------------------------------------------------------
Operating Income                                        113.4        151.9      156.9       150.8      140.6      178.6
Operating cash flow                        (2)       $  189.5     $  232.5   $  231.5    $  220.2   $  234.4    $ 282.4
Operating cash flow margin                                 40%          42%        42%         39%        40%        45%
Capital expenditures, excluding acquisitions         $  114.7     $  227.4   $  263.1    $  330.2   $  239.9    $ 260.2

Selected Operating Data
Subscribers                                             3,575        3,822      4,054       4,410      4,634      4,875
Penetration                                (3)            6.4%         6.8%       7.2%        7.8%       8.2%       8.6%
Subscriber net adds in period (000)                       217          247        232         356        224        241
Controlled POPs (000)                      (4)         55,840       55,840     56,502      56,830     56,830     56,830
Owned POPs (000)                           (5)         53,788       53,788     54,562      55,021     55,021     54,944

Churn rate                                                1.8%         1.7%       1.8%        1.9%       1.8%       1.6%
Revenue per subscriber                     (6)       $     56     $     60   $     58    $     56   $     52    $    54
Cash expense per subscriber                          $     34     $     35   $     34    $     34   $     31    $    30
Acquisition cost per subscriber            (7)       $    215     $    204   $    235    $    225   $    215    $   230

PrimeCo Personal Communications
Subscribers (000)                                                                              18         54         94
Subscriber net adds in period (000)                                                            18         36         40
POPs (000)                                             29,150       29,150     28,600      28,600     28,600     28,600

International Wireless Operations          (8)
Subscribers (000)                                         147          171        233         275        382        497
Subscriber net adds in period (000)                        13           24         62          42         65        114
POPs (000)                                             83,900       83,900     83,900      87,500     87,500     87,500

Operating revenues                                   $   43.3     $   51.4   $   69.8    $   77.3   $   88.8    $ 109.1
Operating Income (loss)                              $   (5.5)    $   (8.4)  $  (11.0)   $  (11.8)  $   (8.1)   $   3.6
Operating cash flow                                  $    5.9     $    3.4   $    5.9    $    7.2   $    9.1    $  20.7

Footnotes:

     Proportionate results reflect the relative weight of the Company's ownership interests in its domestic and international wireless investments. Bell Atlantic Mobile results reflect consolidated results for all controlled markets.
(1) Operating revenues include service revenues, outcollect roaming, and equipment revenues
(2) Operating cash flow equals operating income plus depreciation and amortization
(3)  Penetration is calculated by dividing subscribers by controlled POPs
(4) Controlled POPs represent the total number of POPs for which Bell Atlantic Mobile has operating control
(5) Owned POPs represent Bell Atlantic Mobile percentage ownership in all licensed markets
(6) Revenue per subscriber is calculated using operating revenues and incollect roaming revenues. Incollect roaming revenues were $41.3 for 1Q '96, $54.8 for 2Q '96, $58.3 for 3Q '96, $54.4 for 4Q '96, $47.3 for 1Q '97, and $57.3
     for 2Q '97
(7)  Acquisition cost per subscriber includes commissions and loss on handsets
(8) Represents Bell Atlantic's proportionate share of International wireless investments including consolidated, equity method, and cost basis investments

BELL ATLANTIC CORPORATION                                                     24


--------------------------------------------------------------
INTERNATIONAL TELECOM SECTOR - PRO FORMA FINANCIAL INFORMATION
--------------------------------------------------------------


Unaudited
--------------------------------------------------------------------------------
Total assets at June 30, 1997 (proportionate basis)                 $3.7 billion
Operating revenues for 1996 (proportionate basis)                   $1.3 billion
Estimated book value of portfolio                                   $2.0 billion
Estimated market value of portfolio                                 $4.4 billion


--------------------------------------
Investor Relations Contact Information
--------------------------------------


Peter D. Crawford, CFA
Vice President
Primary contact for institutional
investors and sell-side analysts
215 963-6123


Laura W. O'Connor, CFA
Director
Contact for institutional investors
and sell-side analysts
215 963-6097


Kevin R. Tarrant, CPA
Director
Responsible for print and electronic
investor communications
215 963-6243


Mailing Address:
Bell Atlantic Corporation
Investor Relations
1717 Arch Street
31st Floor West
Philadelphia, PA 19103


Fax:
215 963-6470


Fax on demand services:
800 329-7310


World Wide Web:
www.bellatlantic.com/invest


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